FIRST AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

THIS FIRST AMENDMENT TO SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE (“Lease”) is executed and delivered as of this 31st day of July, 2009 and is entered into by OHI ASSET III (PA) TRUST, a Maryland business trust (“Lessor”), the successor by merger to OHI Asset II (OH), LLC, a Delaware limited liability company, and Ohio Lessor – Waterford & Crestwood, Inc., a Maryland corporation, the address of which is 200 International Circle, Suite 3500, Hunt Valley, MD 21030, OMG MSTR LSCO, LLC, an Ohio limited liability company (“Lessee One”), the successor by merger to CSC MSTR LSCO, LLC, and OMG LS LEASING CO., LLC, an Ohio limited liability company (“Lessee Two”, and collectively with Lessee One, “Lessee”), the address of which is 4700 Ashwood Drive, Suite 200, Cincinnati, OH 45241.

RECITALS

The circumstances underlying the execution and delivery of this Lease are as follows:

A. Lessee and Lessor have executed and delivered to each other a Second Consolidated Amended and Restated Master Lease dated as of April 18, 2008, (the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities located in Ohio and Pennsylvania.

B. Lessor and Lessee desire to amend the Existing Master Lease to reallocate certain capital improvement funds among certain of the Facilities.

The parties agree as follows:

1. Definitions.

(a)           Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b)           From and after the date of this Amendment, each reference in the Transaction Documents to the Existing Master Lease, means the Existing Master Lease as modified by this Amendment.

2. Schedule 9.3.  Schedule 9.3 to the Existing Master Lease is hereby amended and restated in its entirety by Schedule 9.3 to this Amendment.

3. Section 38.4.  Section 38.4 of the Existing Master Lease is amended and restated in its entirety as follows:

38.4           Option Price.  If Lessee exercises its option to purchase the Lessee Option Property as set forth in this Lease, the purchase price for the Lessee Option Property (the “Lessee Purchase Price”) to be paid by Lessee shall be equal to the greater of (i) the Minimum Purchase Price (listed below), and (ii) the Allocated Purchase Price (listed below) plus 50% of the amount, if any, that (A) the Fair Market Value of the Lessee Option Facilities on the date of exercise of the option exceeds (B) the Allocated Purchase Price.

Facility	Allocated Purchase Price	Minimum Purchase Price
Northwestern Center	$5,378,350.46	$6,393,168.57
Columbus Center	$5,375,043.01	$6,389,237.05
Golden Years Healthcare Center	$3,219,706.84	$3,827,219.65
Oak Grove Center	$2,334,560.33	$2,775,058.61
Total	$16,307,660.65	$19,384,683.89

The Lessee Purchase Price shall be payable by Lessee in immediately available funds at closing.  The Lessee Option Deposit shall be applied against the Lessee Purchase Price at closing. Lessee shall also pay the cost of any revenue or transfer stamps required to be affixed to the deeds, and all reasonable expenses, disbursements and reasonable attorneys’ fees incurred by Lessor in the sale transaction.

4. Section 31.1.  Section 31.1 of the Existing Master Lease is hereby amended and restated in its entirety as follows:

31.1           Notices.  Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, or by hand delivery or facsimile transmission to the following address:

To Lessee or                                CommuniCare Family of Companies
Maryland Borrowers:                                           4700 Ashwood Drive, Suite 200
Cincinnati, OH 45241
Attn: Stephen L. Rosedale
Telephone No.:  (513) 489 - 7100
Facsimile No.:  (513) 489-7199

With copy to                                Benesch, Friedlander, Coplan & Aronoff LLP
(which shall not                                2300 BP Tower
constitute notice):                                200 Public Square
Cleveland, OH 44114-2378
Attn:           Harry M. Brown
Phone: (216) 363-4606
Fax: (216) 363-4588

To Lessor:                                           OHI ASSET III (PA) TRUST
c/o Omega Healthcare Investors, Inc.
200 International Circle, Suite 3500
Hunt Valley, MD 21030
Attn.: Daniel J. Booth
Telephone No.: (410) 427-1700
Facsimile No.:  (410) 427-8800

And with copy to                                           Doran Derwent, PLLC
(which shall not	125 Ottawa Ave., N.W., Suite 420
constitute notice):	Grand Rapids, Michigan 49503
Attn: Mark E. Derwent
Telephone No.: (616) 451-8690
Facsimile No.: (616) 451-8697

or to such other address as either party may hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a Business Day, or if not, on the first Business Day after delivery. If delivery is refused, Notice shall be deemed to have been given on the date delivery was first attempted. Notice sent by facsimile transmission shall be deemed given upon confirmation that such Notice was received at the number specified above or in a Notice to the sender.  If Lessee has vacated the Leased Properties, Lessor’s Notice may be posted on the door of a Leased Property.

5. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

6. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

7. Enforceability of Transaction Documents.  Except as expressly and specifically set forth herein, the Transaction Documents remain unmodified and in full force and effect.  In the event of any discrepancy between any other Transaction Document and this Amendment, the terms and conditions of this Amendment will control and such other Transaction Document is deemed amended to conform hereto.

SIGNATURE PAGES FOLLOW

Signature Page to
FIRST AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSOR:

OHI ASSET III (PA) TRUST

By:	OHI Asset (PA), LLC, a Delaware limited liability company, its sole trustee

By:           Omega Healthcare Investors, a Maryland
corporation, its sole member

By:           _____________________
Name:           Daniel J. Booth
Title:           Chief Operating Officer

THE STATE OF MARYLAND                              )
)
COUNTY OF                                BALTIMORE     )

This instrument was acknowledged before me on the ______ day of ___________, 2009, by Daniel J. Booth, the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, the sole member of OHI Asset (PA), LLC, a Delaware limited liability company, the sole trustee of OHI Asset III (PA) Trust, a Maryland business trust, on behalf of said business trust.

Notary Public

Signature Page  of 2

Signature Page to
FIRST AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSEE:

OMG MSTR LSCO, LLC

By:           HEALTH CARE HOLDINGS, LLC,
its Sole Member

By:           ___________________________
Name:           Charles R. Stoltz
Title:           Treasurer

OMG LS LEASING CO., LLC

By:           OMG RE HOLDINGS, LLC,
its Sole Member

By:           ___________________________
Name:           Charles R. Stoltz
Title:           Treasurer

THE STATE OF MARYLAND                               )
 )
COUNTY OF BALTIMORE                                    )

This instrument was acknowledged before me on the _____ day of _______, 2009, by Charles R. Stoltz, the Treasurer of HEALTH CARE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG MSTR LSCO, LLC, an Ohio limited liability company, and of OMG RE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG LS LEASING CO., LLC, an Ohio limited liability company, on behalf of said companies.

Notary Public

Signature Page  of 2

RATIFICATION to
FIRST AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

The undersigned hereby ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Loan Agreement and the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment.

CITY VIEW BORROWERS:

CITY VIEW NURSING & REHAB, LLC
CLEVELAND NH ASSET, LLC

By:           ____________________
Name:           Charles R. Stolz
Title:           CFO and Treasurer

MARYLAND BORROWERS:

BEL PRE LEASING CO, LLC
RIDGE (MD) LEASING CO, LLC
MARLBORO LEASING CO, LLC
FAYETTE LEASING CO, LLC
LIBERTY LEASING CO, LLC
HOWARD LEASING CO, LLC
PALL MALL LEASING CO, LLC
WASHINGTON (MD) LEASING CO, LLC
MARYLAND NH ASSET, LLC

By:           ____________________
Name:           Charles R. Stolz
Title:           CFO and Treasurer

SUBLESSEES:

BELMORE LEASING CO., LLC
WYANT LEASING CO., LLC
BRECKSVILLE LEASING CO., LLC
JARVIS LEASING CO., LLC
KOLBE LEASING CO., LLC
PEARL LEASING CO., LLC
PEARL II LEASING CO., LLC
PEARL III LEASING CO., LLC
MERIT LEASING CO., LLC
FALLING LEASING CO., LLC
FRONT LEASING CO., LLC
MIDLAND LEASING CO., LLC
GARDEN LEASING CO., LLC
SKYLINE (PA) LEASING CO., LLC
OLD LEASING CO., LLC
EMERY LEASING CO., LLC
AVIS LEASING CO., LLC
HERITAGE (OHIO) LEASING CO., LLC
GARDEN II LEASING CO., LLC
WATER LEASING CO., LLC
SOUTH II LEASING CO., LLC
SOUTH I LEASING CO., LLC
SOUTH III LEASING CO., LLC
FAIRCHILD (MD) LEASING CO., LLC
ROCKY RIVER LEASING CO., LLC
CLIME LEASING CO., LLC
ROYCE LEASING CO., LLC
EAST WATER LEASING CO., LLC

By:           _____________________
Name:           Charles R. Stolz
Title:           CFO and Treasurer

Ratification Page  of 7

RATIFICATION to
FIRST AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

GUARANTORS:

RESIDENT CARE CONSULTING CO., LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
OMG ASSET OWNERSHIP, LLC
OMG RE LEASING CO., LLC
OMG RE HOLDINGS, LLC

By:           _____________________
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 7

RATIFICATION to
FIRST AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

MANAGERS:

CARNEGIE (OHIO) MANAGEMENT CO., LLC
GARDEN MANAGEMENT CO., LLC
MIDLAND (OHIO) MANAGEMENT CO., LLC
SKYLINE (PA) MGMT CO, LLC
HERITAGE (OHIO) MGMT CO, LLC
AVIS (OHIO) MGMT CO, LLC
SUBURBAN (OHIO) MGMT CO, LLC
OLD MGMT CO, LLC
BELMORE MGT. CO., LLC
WYANT MGT. CO., LLC
BRECKSVILLE MGT CO., LLC
JARVIS MGT. CO., LLC
KOLBE MGT. CO., LLC
PEARL (OHIO) MGT. CO., LLC
PEARL II MGT. CO., LLC
PEARL III MGT. CO., LLC
MERIT (OHIO) MGT. CO., LLC
FALLING MGT. CO., LLC
FRONT MGT. CO., LLC
Each an Ohio limited liability company

By:           _____________________
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

(Managers continued on next page)

Ratification Page  of 7

RATIFICATION to
FIRST AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

MANAGERS (continued):

WATER MGMT. CO., LLC
SOUTH II MGMT. CO., LLC
SOUTH I MGMT. CO., LLC
SOUTH III MGMT. CO., LLC
FAIRCHILD MGMT. CO., LLC
ROCKY RIVER MGMT. CO., LLC
CLIME MGMT. CO., LLC
ROYCE MGMT. CO., LLC
EAST WATER MGMT. CO., LLC
BEL PRE MGMT. CO., LLC
RIDGE (MD) MGMT. CO., LLC
MARLBORO MGMT. CO., LLC
FAYETTE MGMT. CO., LLC
LIBERTY MGMT. CO., LLC
HOWARD MGMT. CO., LLC
PALL MALL MGMT. CO., LLC
WASHINGTON (MD) MGMT. CO., LLC
Each an Ohio limited liability company

By:           _____________________
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 7

RATIFICATION to
FIRST AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

CONSULTANTS:

CARNEGIE (OHIO) CONSULTING CO., LLC
GARDEN CONSULTING CO., LLC
MIDLAND CONSULTING CO., LLC
SKYLINE (PA) CONSULTING CO, LLC
HERITAGE (OHIO) CONSULTING CO, LLC
AVIS (OHIO) CONSULTING CO, LLC
SUBURBAN (OHIO) CONSULTING CO, LLC
OLD CONSULTING CO, LLC
BELMORE CONSULTING CO., LLC
WYANT CONSULTING CO., LLC
BRECKSVILLE CONSULTING CO., LLC
JARVIS CONSULTING CO., LLC
KOLBE CONSULTING CO., LLC
PEARL CONSULTING CO., LLC
PEARL II CONSULTING CO., LLC
PEARL III CONSULTING CO., LLC
MERIT CONSULTING CO., LLC
FALLING CONSULTING CO., LLC
FRONT CONSULTING CO., LLC
Each an Ohio limited liability company

By:           RESIDENT CARE CONSULTING, LLC, their sole member

By:           _____________________
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

STATE OF OHIO	)
) SS
COUNTY OF _______________	)

The foregoing instrument was acknowledged before me this _____ day of _________, 2009, by Charles R. Stoltz, who is the CFO and Treasurer of each of the above listed companies, on behalf of such companies.

_________________, Notary Public ____________________ County, ____________ My Commission Expires:

Ratification Page  of 7

Schedule 9.3 to
FIRST AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

Improvements Schedule

Funds will be allocated per Facility as follows:

Facility	Address	City	ST	Allocation of $3.0M CAP-EX (1)
Chardon Healthcare Center	620 Water Street	Chardon	OH	75,000.00
Commons at Greenbriar (ALF)	8060 South Avenue	Boardman	OH	25,000.00
Greenbriar Center (a/k/a Greenbriar North)	8064 South Avenue	Boardman	OH	105,000.00
Greenbriar Rehabilitation Hospital	8064 South Avenue, Ste. One	Boardman	OH	25,000.00
Kent Care Center	1290 Fairchild Avenue	Kent	OH	100,000.00
Northwestern Center	570 North Rocky River Drive	Berea	OH	125,000.00
Columbus Center	4301 Clime Road, North	Columbus	OH	125,000.00
Golden Years Healthcare Center	(P.O. Box 1148) 2125 Royce Street	Portsmouth	OH	45,000.00
Oak Grove Center	620 East Water Street	Deshler	OH	-
		Total		$625,000

Specific improvements, budgets, and plans must be approved prior to the commencement of any improvement.

Schedule 9.3 -  of 1

SECOND AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

THIS SECOND AMENDMENT TO SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE (“Second Amendment”) is executed and delivered as of this 3rd day of November, 2009 and is entered into by OHI ASSET III (PA) TRUST, a Maryland business trust (“Lessor”), the successor by merger to OHI Asset II (OH), LLC, a Delaware limited liability company, and Ohio Lessor - Waterford & Crestwood, Inc., a Maryland corporation, the address of which is 200 International Circle, Suite 3500, Hunt Valley, MD 21030, OMG MSTR LSCO, LLC, an Ohio limited liability company (“Lessee One”), the successor by merger to CSC MSTR LSCO, LLC, and OMG LS LEASING CO., LLC, an Ohio limited liability company (“Lessee Two”, and collectively with Lessee One, “Lessee”), the address of which is 4700 Ashwood Drive, Suite 200, Cincinnati, OH 45241.

RECITALS

The circumstances underlying the execution and delivery of this Second Amendment are as follows:

A. Lessee and Lessor have executed and delivered to each other a Second Consolidated Amended and Restated Master Lease dated as of April 18, 2008, as amended by that certain First Amendment to Second Consolidated Amended and Restated Master Lease dated as of July 31, 2009 (as amended, the “Existing Master Lease”), pursuant to which Lessee leases from Lessor certain healthcare facilities located in Ohio and Pennsylvania.

B. Lessor and Lessee desire to amend Section 9.3.3 of the Existing Master Lease.

The parties agree as follows:

1. Definitions.

(a) Any capitalized term used but not defined in this Second Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b) From and after the date of this Second Amendment, each reference in the Transaction Documents to the Existing Master Lease, means the Existing Master Lease as modified by this Second Amendment.

2. Sections 9.3.2 and 9.3.3.  Sections 9.3.2 and 9.3.3 of the Existing Master Lease are hereby amended by deleting the words “December 31, 2009” in each place it occurs in each Section and inserting the words “December 31, 2010” in place thereof.

3. Schedule 9.3.  Schedule 9.3 to the Existing Master Lease is hereby amended and restated in its entirety by Schedule 9.3 to this Amendment.

4. Execution and Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Second Amendment.

5. Headings.  Section headings used in this Second Amendment are for reference only and shall not affect the construction of the Second Amendment.

6. Enforceability of Transaction Documents.  Except as expressly and specifically set forth herein, the Transaction Documents remain unmodified and in full force and effect. In the event of any discrepancy between any other Transaction Document and this Second Amendment, the terms and conditions of this Second Amendment will control and such other Transaction Document is deemed amended to conform hereto.

SIGNATURE PAGES FOLLOW

Signature Page to
SECOND AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSOR:

OHI ASSET III (PA) TRUST

By:           OHI Asset (PA), LLC, a Delaware limitedliability company, its sole trustee

By:           Omega Healthcare Investors, a Marylandcorporation, its sole member

By:
Name:           Daniel J. Booth
Title:           Chief Operating Officer

THE STATE OF MARYLAND                          )
)
COUNTY OF BALTIMORE                               )

This instrument was acknowledged before me on the _____ day of November, 2009, by Daniel J. Booth, the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, the sole member of OHI Asset (PA), LLC, a Delaware limited liability company, the sole trustee of OHI Asset III (PA) Trust, a Maryland business trust, on behalf of said business trust.

Notary Public

Signature Page  of 2

Signature Page to
SECOND AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSEE:

OMG MSTR LSCO, LLC

By:           HEALTH CARE HOLDINGS, LLC,
its Sole Member

By:
Name:           Charles R. Stoltz
Title:           Treasurer

OMG LS LEASING CO., LLC

By:           OMG RE HOLDINGS, LLC,
its Sole Member

By:
Name:           Charles R. Stoltz
Title:           Treasurer

THE STATE OF OHIO                        )
)
COUNTY OF HAMILTON                 )

This instrument was acknowledged before me on the _____ day of November, 2009, by Charles R. Stoltz, the Treasurer of HEALTH CARE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG MSTR LSCO, LLC, an Ohio limited liability company, and of OMG RE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG LS LEASING CO., LLC, an Ohio limited liability company, on behalf of said companies.

Notary Public

Signature Page  of 2

RATIFICATION to
SECOND AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

The undersigned hereby ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Loan Agreement and the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Second Amendment.

CITY VIEW BORROWERS:

CITY VIEW NURSING & REHAB, LLC
CLEVELAND NH ASSET, LLC

By:
Name:                      Charles R. Stoltz
Title:           CFO and Treasurer

MARYLAND BORROWERS:

BEL PRE LEASING CO, LLC
RIDGE (MD) LEASING CO, LLC
MARLBORO LEASING CO, LLC
FAYETTE LEASING CO, LLC
LIBERTY LEASING CO, LLC
HOWARD LEASING CO, LLC
PALL MALL LEASING CO, LLC
WASHINGTON (MD) LEASING CO, LLC
MARYLAND NH ASSET, LLC

By:
Name:         Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 6

RATIFICATION to
SECOND AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

SUBLESSEES:

BELMORE LEASING CO., LLC
WYANT LEASING CO., LLC
BRECKSVILLE LEASING CO., LLC
JARVIS LEASING CO., LLC
KOLBE LEASING CO., LLC
PEARL LEASING CO., LLC
PEARL II LEASING CO., LLC
PEARL III LEASING CO., LLC
MERIT LEASING CO., LLC
FALLING LEASING CO., LLC
FRONT LEASING CO., LLC
MIDLAND LEASING CO., LLC
GARDEN LEASING CO., LLC
SKYLINE (PA) LEASING CO., LLC
OLD LEASING CO., LLC
EMERY LEASING CO., LLC
AVIS LEASING CO., LLC
HERITAGE (OHIO) LEASING CO., LLC
GARDEN II LEASING CO., LLC
WATER LEASING CO., LLC
SOUTH II LEASING CO., LLC
SOUTH I LEASING CO., LLC
SOUTH III LEASING CO., LLC
FAIRCHILD (MD) LEASING CO., LLC
ROCKY RIVER LEASING CO., LLC
CLIME LEASING CO., LLC
ROYCE LEASING CO., LLC
EAST WATER LEASING CO., LLC

By:
Name:          Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 6

RATIFICATION to
SECOND AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

GUARANTORS:

RESIDENT CARE CONSULTING CO., LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
OMG ASSET OWNERSHIP, LLC
OMG RE LEASING CO., LLC
OMG RE HOLDINGS, LLC

By:
Name:          Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 6

RATIFICATION to
SECOND AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

MANAGERS:

CARNEGIE (OHIO) MANAGEMENT CO., LLC
GARDEN MANAGEMENT CO., LLC
MIDLAND (OHIO) MANAGEMENT CO., LLC
SKYLINE (PA) MGMT CO, LLC
HERITAGE (OHIO) MGMT CO, LLC
AVIS (OHIO) MGMT CO, LLC
SUBURBAN (OHIO) MGMT CO, LLC
OLD MGMT CO, LLC
BELMORE MGT. CO., LLC
WYANT MGT. CO., LLC
BRECKSVILLE MGT CO., LLC
JARVIS MGT. CO., LLC
KOLBE MGT. CO., LLC
PEARL (OHIO) MGT. CO., LLC
PEARL II MGT. CO., LLC
PEARL III MGT. CO., LLC
MERIT (OHIO) MGT. CO., LLC
FALLING MGT. CO., LLC
FRONT MGT. CO., LLC
WATER MGMT. CO., LLC
SOUTH II MGMT. CO., LLC
SOUTH I MGMT. CO., LLC
SOUTH III MGMT. CO., LLC
FAIRCHILD MGMT. CO., LLC
ROCKY RIVER MGMT. CO., LLC
CLIME MGMT. CO., LLC
ROYCE MGMT. CO., LLC
EAST WATER MGMT. CO., LLC
BEL PRE MGMT. CO., LLC
RIDGE (MD) MGMT. CO., LLC
MARLBORO MGMT. CO., LLC
FAYETTE MGMT. CO., LLC
LIBERTY MGMT. CO., LLC
HOWARD MGMT. CO., LLC
PALL MALL MGMT. CO., LLC
WASHINGTON (MD) MGMT. CO., LLC
Each an Ohio limited liability company

By:
Name:          Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 6

RATIFICATION to
SECOND AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

CONSULTANTS:

CARNEGIE (OHIO) CONSULTING CO., LLC
GARDEN CONSULTING CO., LLC
MIDLAND CONSULTING CO., LLC
SKYLINE (PA) CONSULTING CO, LLC
HERITAGE (OHIO) CONSULTING CO, LLC
AVIS (OHIO) CONSULTING CO, LLC
SUBURBAN (OHIO) CONSULTING CO, LLC
OLD CONSULTING CO, LLC
BELMORE CONSULTING CO., LLC
WYANT CONSULTING CO., LLC
BRECKSVILLE CONSULTING CO., LLC
JARVIS CONSULTING CO., LLC
KOLBE CONSULTING CO., LLC
PEARL CONSULTING CO., LLC
PEARL II CONSULTING CO., LLC
PEARL III CONSULTING CO., LLC
MERIT CONSULTING CO., LLC
FALLING CONSULTING CO., LLC
FRONT CONSULTING CO., LLC
Each an Ohio limited liability company

By:           RESIDENT CARE CONSULTING, LLC, their sole member

By:
Name:         Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 6

RATIFICATION to
SECOND AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

STATE OF OHIO                                 )
) SS
COUNTY OF HAMILTON                 )

The foregoing instrument was acknowledged before me this _____ day of November, 2009, by Charles R. Stoltz, who is the CFO and Treasurer of each of the above listed companies, on behalf of such companies.

, Notary Public
 County,
My Commission Expires:

Ratification Page  of 6

Schedule 9.3 to
SECOND AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

Improvements Schedule

Funds will be allocated per Facility as follows:

Facility	Address	City	ST	Allocation of $3.0M CAP-EX (1)
Chardon Healthcare Center	620 Water Street	Chardon	OH	75,000.00
Commons at Greenbriar (ALF)	8060 South Avenue	Boardman	OH	10,000.00
Greenbriar Center (a/k/a Greenbriar North)	8064 South Avenue	Boardman	OH	135,000.00
Greenbriar Rehabilitation Hospital	8064 South Avenue, Ste. One	Boardman	OH	10,000.00
Kent Care Center	1290 Fairchild Avenue	Kent	OH	100,000.00
Northwestern Center	570 North Rocky River Drive	Berea	OH	125,000.00
Columbus Center	4301 Clime Road, North	Columbus	OH	125,000.00
Golden Years Healthcare Center	(P.O. Box 1148) 2125 Royce Street	Portsmouth	OH	45,000.00
Oak Grove Center	620 East Water Street	Deshler	OH	-
		Total		$625,000

Specific improvements, budgets, and plans must be approved prior to the commencement of any improvement.

Schedule 9.3 -  Page  of 1

THIRD AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

THIS THIRD AMENDMENT TO SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE (“Lease”) is executed and delivered as of this 1st day of April, 2010 and is entered into by OHI ASSET III (PA) TRUST, a Maryland business trust (“Lessor”), the successor by merger to OHI Asset II (OH), LLC, a Delaware limited liability company, and Ohio Lessor – Waterford & Crestwood, Inc., a Maryland corporation, the address of which is 200 International Circle, Suite 3500, Hunt Valley, MD 21030, OMG MSTR LSCO, LLC, an Ohio limited liability company (“Lessee One”), the successor by merger to CSC MSTR LSCO, LLC, and OMG LS LEASING CO., LLC, an Ohio limited liability company (“Lessee Two”, and collectively with Lessee One, “Lessee”), the address of which is 4700 Ashwood Drive, Suite 200, Cincinnati, OH 45241.

RECITALS

The circumstances underlying the execution and delivery of this Lease are as follows:

A. Lessee and Lessor have executed and delivered to each other a Second Consolidated Amended and Restated Master Lease dated as of April 18, 2008, as amended by a First Amendment to Second Consolidated Amended and Restated Master Lease dated as of July 31, 2009, and a Second Amendment to Second Consolidated Amended and Restated Master Lease dated as of November 3, 2009 (the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities located in Ohio and Pennsylvania.

B. Lessor and Lessee desire to amend the Existing Master Lease to provide for the construction of an addition to the Golden Years Healthcare Center, 2125 Royce Street, Portsmouth OH 45662 (the “Golden Years Facility”).

The parties agree as follows:

1. Definitions.

(a)           Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b)           In addition to the other definitions contained herein, when used in this Amendment the following term shall have the following meaning:

Golden Years Addition Purchase Price: means the aggregate “Funded Amount” as defined in Exhibit J of this Lease.

Golden Years Additional Minimum Purchase Price: means the Golden Years Addition Purchase Price multiplied by 1.159693418 (1.025 to the fifth power).

 (c)           From and after the date of this Amendment, each reference in the Transaction Documents to the Existing Master Lease, means the Existing Master Lease as modified by this Amendment.

2. Golden Years Addition.  The construction of an addition to the Golden Years Facilities shall be governed by the provisions of Exhibit J to this Amendment.

3. Section 38.4.  Section 38.4 of the Existing Master Lease is amended and restated in its entirety as follows:

38.4           Option Price.  If Lessee exercises its option to purchase the Lessee Option Property as set forth in this Lease, the purchase price for the Lessee Option Property (the “Lessee Purchase Price”) to be paid by Lessee shall be equal to the greater of (i) the Minimum Purchase Price (listed below) plus the Golden Years Addition Minimum Purchase Price, and (ii) the Allocated Purchase Price (listed below) plus the Golden Years Addition Purchase Price plus 50% of the amount, if any, that (A) the Fair Market Value of the Lessee Option Facilities on the date of exercise of the option exceeds (B) the Allocated Purchase Price plus the Golden Years Addition Purchase Price.

Facility	Allocated Purchase Price	Minimum Purchase Price
Northwestern Center	$5,378,350.46	$6,393,168.57
Columbus Center	$5,375,043.01	$6,389,237.05
Golden Years Healthcare Center	$3,219,706.84	$3,827,219.65
Oak Grove Center	$2,334,560.33	$2,775,058.61
Total	$16,307,660.65	$19,384,683.89

The Lessee Purchase Price shall be payable by Lessee in immediately available funds at closing.  The Lessee Option Deposit shall be applied against the Lessee Purchase Price at closing. Lessee shall also pay the cost of any revenue or transfer stamps required to be affixed to the deeds, and all reasonable expenses, disbursements and reasonable attorneys’ fees incurred by Lessor in the sale transaction.

4. Amendment to Schedule 8.2.5.  Schedule 8.2.5 of the Existing Master Lease is hereby amended and restated in its entirety by Schedule 8.2.5 to this Amendment.

5. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

6. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

7. Enforceability of Transaction Documents.  Except as expressly and specifically set forth herein, the Transaction Documents remain unmodified and in full force and effect.  In the event of any discrepancy between any other Transaction Document and this Amendment, the terms and conditions of this Amendment will control and such other Transaction Document is deemed amended to conform hereto.

SIGNATURE PAGES FOLLOW

Signature Page to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSOR:

OHI ASSET III (PA) TRUST

By:	OHI Asset (PA), LLC, a Delaware limited liability company, its sole trustee

By:           Omega Healthcare Investors, a Maryland
corporation, its sole member

By:           _____________________
Name:           Daniel J. Booth
Title:           Chief Operating Officer

THE STATE OF MARYLAND                              )
)
COUNTY OF                                BALTIMORE    )

This instrument was acknowledged before me on the ______ day of ___________, 2010, by Daniel J. Booth, the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, the sole member of OHI Asset (PA), LLC, a Delaware limited liability company, the sole trustee of OHI Asset III (PA) Trust, a Maryland business trust, on behalf of said business trust.

Notary Public

Signature Page  of 2

Signature Page to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSEE:

OMG MSTR LSCO, LLC

By:           HEALTH CARE HOLDINGS, LLC,
its Sole Member

By:           ___________________________
Name:           Charles R. Stoltz
Title:           Treasurer

OMG LS LEASING CO., LLC

By:           OMG RE HOLDINGS, LLC,
its Sole Member

By:           ___________________________
Name:           Charles R. Stoltz
Title:           Treasurer

THE STATE OF OHIO                                            )
)
COUNTY OF _____________                             )

This instrument was acknowledged before me on the _____ day of _______, 2010, by Charles R. Stoltz, the Treasurer of HEALTH CARE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG MSTR LSCO, LLC, an Ohio limited liability company, and of OMG RE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG LS LEASING CO., LLC, an Ohio limited liability company, on behalf of said companies.

Notary Public

Signature Page  of 2

RATIFICATION to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

The undersigned hereby ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Loan Agreement and the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment.

CITY VIEW BORROWERS:

CITY VIEW NURSING & REHAB, LLC
CLEVELAND NH ASSET, LLC

By:           ____________________
Name:           Charles R. Stolz
Title:           CFO and Treasurer

MARYLAND BORROWERS:

BEL PRE LEASING CO, LLC
RIDGE (MD) LEASING CO, LLC
MARLBORO LEASING CO, LLC
FAYETTE LEASING CO, LLC
LIBERTY LEASING CO, LLC
HOWARD LEASING CO, LLC
PALL MALL LEASING CO, LLC
WASHINGTON (MD) LEASING CO, LLC
MARYLAND NH ASSET, LLC

By:           ____________________
Name:           Charles R. Stolz
Title:           CFO and Treasurer

SUBLESSEES:

BELMORE LEASING CO., LLC
WYANT LEASING CO., LLC
BRECKSVILLE LEASING CO., LLC
JARVIS LEASING CO., LLC
KOLBE LEASING CO., LLC
PEARL LEASING CO., LLC
PEARL II LEASING CO., LLC
PEARL III LEASING CO., LLC
MERIT LEASING CO., LLC
FALLING LEASING CO., LLC
FRONT LEASING CO., LLC
MIDLAND LEASING CO., LLC
GARDEN LEASING CO., LLC
SKYLINE (PA) LEASING CO., LLC
OLD LEASING CO., LLC
EMERY LEASING CO., LLC
AVIS LEASING CO., LLC
HERITAGE (OHIO) LEASING CO., LLC
GARDEN II LEASING CO., LLC
WATER LEASING CO., LLC
SOUTH II LEASING CO., LLC
SOUTH I LEASING CO., LLC
SOUTH III LEASING CO., LLC
FAIRCHILD (MD) LEASING CO., LLC
ROCKY RIVER LEASING CO., LLC
CLIME LEASING CO., LLC
ROYCE LEASING CO., LLC
EAST WATER LEASING CO., LLC

By:           _____________________
Name:           Charles R. Stolz
Title:           CFO and Treasurer

Ratification Page  of 7

RATIFICATION to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

GUARANTORS:

RESIDENT CARE CONSULTING CO., LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
OMG ASSET OWNERSHIP, LLC
OMG RE LEASING CO., LLC
OMG RE HOLDINGS, LLC

By:           _____________________
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 7

RATIFICATION to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

MANAGERS:

CARNEGIE (OHIO) MANAGEMENT CO., LLC
GARDEN MANAGEMENT CO., LLC
MIDLAND (OHIO) MANAGEMENT CO., LLC
SKYLINE (PA) MGMT CO, LLC
HERITAGE (OHIO) MGMT CO, LLC
AVIS (OHIO) MGMT CO, LLC
SUBURBAN (OHIO) MGMT CO, LLC
OLD MGMT CO, LLC
BELMORE MGT. CO., LLC
WYANT MGT. CO., LLC
BRECKSVILLE MGT CO., LLC
JARVIS MGT. CO., LLC
KOLBE MGT. CO., LLC
PEARL (OHIO) MGT. CO., LLC
PEARL II MGT. CO., LLC
PEARL III MGT. CO., LLC
MERIT (OHIO) MGT. CO., LLC
FALLING MGT. CO., LLC
FRONT MGT. CO., LLC
Each an Ohio limited liability company

By:           _____________________
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

(Managers continued on next page)

Ratification Page  of 7

RATIFICATION to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

MANAGERS (continued):

WATER MGMT. CO., LLC
SOUTH II MGMT. CO., LLC
SOUTH I MGMT. CO., LLC
SOUTH III MGMT. CO., LLC
FAIRCHILD MGMT. CO., LLC
ROCKY RIVER MGMT. CO., LLC
CLIME MGMT. CO., LLC
ROYCE MGMT. CO., LLC
EAST WATER MGMT. CO., LLC
BEL PRE MGMT. CO., LLC
RIDGE (MD) MGMT. CO., LLC
MARLBORO MGMT. CO., LLC
FAYETTE MGMT. CO., LLC
LIBERTY MGMT. CO., LLC
HOWARD MGMT. CO., LLC
PALL MALL MGMT. CO., LLC
WASHINGTON (MD) MGMT. CO., LLC
Each an Ohio limited liability company

By:           _____________________
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

Ratification Page  of 7

RATIFICATION to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

CONSULTANTS:

CARNEGIE (OHIO) CONSULTING CO., LLC
GARDEN CONSULTING CO., LLC
MIDLAND CONSULTING CO., LLC
SKYLINE (PA) CONSULTING CO, LLC
HERITAGE (OHIO) CONSULTING CO, LLC
AVIS (OHIO) CONSULTING CO, LLC
SUBURBAN (OHIO) CONSULTING CO, LLC
OLD CONSULTING CO, LLC
BELMORE CONSULTING CO., LLC
WYANT CONSULTING CO., LLC
BRECKSVILLE CONSULTING CO., LLC
JARVIS CONSULTING CO., LLC
KOLBE CONSULTING CO., LLC
PEARL CONSULTING CO., LLC
PEARL II CONSULTING CO., LLC
PEARL III CONSULTING CO., LLC
MERIT CONSULTING CO., LLC
FALLING CONSULTING CO., LLC
FRONT CONSULTING CO., LLC
Each an Ohio limited liability company

By:           RESIDENT CARE CONSULTING, LLC, their sole member

By:           _____________________
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

STATE OF OHIO	)
) SS
COUNTY OF _______________	)

The foregoing instrument was acknowledged before me this _____ day of _________, 2010, by Charles R. Stoltz, who is the CFO and Treasurer of each of the above listed companies, on behalf of such companies.

_________________, Notary Public ____________________ County, ____________ My Commission Expires:

Ratification Page  of 7

Exhibit J to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

[Attached]

Schedule 8.2.5 to
THIRD AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

[Attached]